Principal Funds, Inc.

Supplement dated March 17, 2017
to the Statement of Additional Information dated December 31, 2016
(as supplemented on January 13, 2017 and January 30, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PURCHASE AND REDEMPTION OF SHARES
In the Purchase of Shares section, add the following after the end of the section:
Global Opportunities Equity Hedged Fund
Effective as of the close of the New York Stock Exchange on March 1, 2017, the Global Opportunities Equity Hedged Fund is no longer available for purchases from new investors.

PRICING OF FUND SHARES
Under the Pricing of Fund Shares section, add the following after the first paragraph:
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.

TAX CONSIDERATIONS
Under the International Funds section, replace the second paragraph with the following:
Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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